UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2015

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 29, 2015, CSC Asset Funding I LLC and Computer Sciences Corporation entered into Consent #3 Regarding Master Loan and Security Agreement (the “Consent”) by and among CSC Asset Funding I LLC, as borrower, Computer Sciences Corporation, as guarantor, Banc of America Leasing & Capital, LLC, as lender, and Bank of America, N.A., as administrative agent. CSC Asset Funding I LLC is a special purpose subsidiary of CSC Finance Company LLC, which is a wholly-owned subsidiary of Computer Sciences Corporation. The Consent extended the drawdown availability period to twenty-two months following the closing date of the agreement but no later than March 31, 2016. The foregoing description of the Consent is only a summary and is qualified in its entirety by reference to the full text of the Consent, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 16, 2015, CSC Computer Sciences UK Holdings Limited, as Borrower (the “Borrower”), Computer Sciences Corporation, as Guarantor (the "Company"), the financial institutions party thereto, as lenders, and Lloyds Bank plc, as administrative agent, entered into a Term Loan Agreement (the "UK Term Loan").

The UK Term Loan is a £200.0 million (subject to the Borrower’s option to request that the commitments be increased to £300.0 million if the existing or other lenders are willing to provide such an increase) delayed-draw unsecured term loan.  On December 31, 2015, the Borrower borrowed £200.0 million (i.e., the full amount of the initial commitment) under the UK Term Loan. The advance bears interest at LIBOR for each interest period (which, except for the first and last interest periods, will be of three months duration) plus 0.65%.

The UK Term Loan matures on January 15, 2019, or, if earlier, the date that is a specified period after the date upon which the Borrower ceases to be a subsidiary of the Company.

The foregoing description of the UK Term Loan is only a summary and is qualified in its entirety by reference to the full text of the UK Term Loan, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed on December 22, 2015 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) The following exhibits are filed herewith.

Exhibit No.	Description
10.1
Consent #3 Regarding Master Loan and Security Agreement dated December 29, 2015 by and among CSC Asset Funding I LLC, as borrower, Computer Sciences Corporation, as guarantor, Banc of America Leasing & Capital, LLC, as lender, and Bank of America, N.A., as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: January 5, 2016	By: /s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1
Consent #3 Regarding Master Loan and Security Agreement dated December 29, 2015 by and among CSC Asset Funding I LLC, as borrower, Computer Sciences Corporation, as guarantor, Banc of America Leasing & Capital, LLC, as lender, and Bank of America, N.A., as administrative agent